                                  EXHIBIT 99
                                  ----------

                     LERNOUT & HAUSPIE SPEECH PRODUCTS N.V.
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

          In June 1999, Lernout & Hauspie Speech Products N.V. (the "Company") acquired Brussels Translation Group N.V. ("BTG"), a Belgian corporation, for approximately $42.3 million, including acquisition costs. In May 2000, the Company acquired Dictaphone Corporation ("Dictaphone") for approximately $533.4 million, including 9,384,198 shares of Lernout & Hauspie common stock, approximately $31.5 million in cash and approximately $12.4 million in acquisition costs.

     As part of the acquisition of Dictaphone, the Company obtained $430 million in credit facilities (the "Revolving Credit Facility") to pay a portion of the purchase price, to repay certain Dictaphone liabilities and for general corporate purposes. The Revolving Credit Facility consists of a short-term facility due March 31, 2001, of $200 million at LIBOR plus 100 basis points and a five-year declining balance facility of $230 million at LIBOR plus 175 basis points. Borrowings under the five-year declining balance facility are for renewable terms of up to six months and therefore will be accounted for as short-term debt. On May 5, 2000, $200 million from the short-term debt facility and $30 million from the five-year declining balance facility were used to repay certain Dictaphone accrued expenses and long-term debt and to retire all of Dictaphone's outstanding 14% PIK Preferred Stock. The Company used remaining proceeds to fund a portion of the purchase price. Funding under the five-year declining balance facility will be available to cover $200 million of Dictaphone's senior subordinated notes should they be put to the Company within 90 days of the closing by noteholders at 101% of par, as permitted by the terms of the notes.

     The Unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company for the year ended December 31, 1999 and the three months ended March 31, 2000 (the "Pro Forma Statements of Operations") give effect to these acquisitions as if they had occurred on January 1, 1999. The Pro Forma Statements of Operations are based on the historical results of operations of the Company and of BTG for the six months ended June 30, 1999 and of Dictaphone for the year ended December 31, 1999 and the three months ended March 31, 2000. The Unaudited Pro Forma Condensed Consolidated Balance Sheet gives effect to the Dictaphone acquisition as if it had occurred on March 31, 2000. The Unaudited Pro Forma Condensed Consolidated Financial Statements and the accompanying notes should be read in conjunction with and are qualified by the consolidated financial statements and related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's 1999 annual report on Form 10-K and March 31, 2000 quarterly report on Form 10-Q.

          The Pro Forma Financial Information has been prepared in accordance with generally accepted accounting principles in the United States ("US GAAP") and gives effect to the acquisitions of BTG and Dictaphone using the purchase method of accounting. In accordance with US GAAP, the purchase price is allocated to the assets and liabilities of the respective companies based on their fair values at the respective dates of acquisition.

          The Pro Forma Financial Information is intended for informational purposes only and is not necessarily indicative of the future financial position or future results of operations of the consolidated company after the acquisitions of BTG and Dictaphone, or of the financial position or results of operations of the consolidated company that would have actually occurred had the acquisitions of BTG and Dictaphone been effected as of the date or on the first date of the period presented.

                     LERNOUT & HAUSPIE SPEECH PRODUCTS N.V.
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Adjustments have been made to the unaudited pro forma condensed consolidated financial statements to reflect the following (amounts in thousands, except where indicated):

(a) In May 2000, the Company acquired all of the outstanding shares of Dictaphone Corporation for an aggregate purchase price of approximately $533.4 million. The purchase price consisted of approximately $31.5 million in cash and 9,384,198 shares of Lernout & Hauspie common stock. Dictaphone Corporation engaged principally in the design, manufacture, marketing and service of integrated voice and data management systems and software. Dictaphone's two operating segments were Systems Products and Services and Contract Manufacturing.

     Total purchase price:

       Purchase price:
       Cash ($26,621 paid at closing and $4,925 to be paid 2 years from the date of closing)................................... $ 31,546
       9,384,198 shares of Lernout & Hauspie common stock (valued at $52.16 per share).....................................  489,445
                                                                    --------
          Total consideration......................................  520,991

       Plus:
          Transaction costs.........................................  12,407
                                                                    --------
            Total purchase price....................................$533,398
                                                                    ========

     Sources of funds:
          Debt......................................................$ 43,953
          Equity.................................................... 489,445
                                                                    --------
            Total...................................................$533,398
                                                                    ========

(b) The excess of the total purchase price over the estimated fair value of the net assets acquired is the excess purchase price to be allocated. The calculation of excess purchase price to be allocated is based on the following assumptions and calculation:

     Total purchase price........................................  $533,398
     Dictaphone net book deficit at March 31, 2000...............    59,464 (1)
     Purchase price adjustments--see (e).........................   233,418
     Reduction in excess purchase price to be allocated--see (f).    (5,212)
                                                                  ---------
       Excess purchase price to be allocated.....................  $821,068
                                                                  =========

     (1) The Dictaphone 12% PIK preferred stock was converted into Dictaphone common stock simultaneously with the acquisition.

     The following represents the allocation of the excess purchase price. This allocation is for illustrative pro forma purposes only. Actual fair values will be based on financial information as of the acquisition date (May 5, 2000).

       Goodwill.............................................  $561,168
       Customer lists.......................................   132,100
       Tradenames...........................................    29,500
       Workforce............................................    21,500
       Capitalized technology...............................    76,800
                                                              --------
                                                              $821,068
                                                              ========

(c) To reflect the repayment of certain long-term debt, the retirement of the 14% PIK preferred stock and the payment of a portion of the purchase price with the proceeds from the Revolving Credit Facility as follows:

       Proceeds from the Revolving Credit Facility ......... $ 230,000
       Long-term debt repaid (current portion of $628)......  (164,506)
       Accrued interest on long-term debt repaid............      (247)
       14% PIK preferred stock retired......................   (28,404)
       Cash paid to former stockholders and managers........   (26,621)
                                                             ---------
          Remaining proceeds................................ $  10,222
                                                             =========

(d) To reflect the capitalization of the financing costs associated with the borrowings under the Revolving Credit Facility.

(e)  To reflect the following purchase price adjustments:

      . To reflect the reclassification of Dictaphone's U.K. pension plan to other noncurrent assets in the amount of $2,124.

      . To reflect a valuation allowance for Dictaphone deferred tax assets in the amount of $40,220.

      . To reflect the elimination of deferred financing fees associated with the debt paid down on the date of acquisition in the amount of $2,200.

      . To reflect the elimination of existing Dictaphone goodwill in the amount of $192,489.

      . To reflect the elimination of software capitalization in the amount of $16,755.

      . To reflect the revaluation and reclassification of Dictaphone's U.K.
        pension plan in the amount of $1,676.

      . To reflect the revaluation of Dictaphone's U.S. pension plan and other post retirement benefits in the amount of $18,694.

(f) To record the fair value of costs that will be incurred by the Company in delivering future maintenance services to Dictaphone customers, plus an allowance for normal profit margin.

(g) To record preliminary allocation of the purchase price to Dictaphone's manufacturing division to be disposed. It is estimated that disposal will occur approximately three months subsequent to the date of acquisition.

       Accounts receivable...........................................  $  5,357
       Inventory.....................................................    20,283
       Prepaid expenses and other current assets.....................        12
       Property and equipment, net...................................     6,177
       Accounts payable..............................................    (2,319)
       Accrued expenses..............................................    (3,694)
                                                                       --------
          Net book value of division to be disposed..................  $ 25,816
                                                                       ========

       Estimated proceeds from sale..................................  $ 30,000
       Estimated interest on incremental debt during holding period..      (392)
       Estimated net cash inflows during holding period..............     1,420
                                                                       --------
          Value assigned to division to be disposed..................    31,028
       Net book value of division to be disposed.....................   (25,816)
                                                                       --------
          Reduction in excess purchase price to be allocated.........  $  5,212
                                                                       ========

(h) In March 1997, the Company entered into a software development and commercialization agreement with BTG (the "BTG Agreement") in which the Company agreed to provide engineering services for the development of the Machine Translation Software. The Company completed its work under the BTG Agreement in early 1999.

     During the six months ended June 30, 1999, BTG paid the Company approximately $2 million for engineering work performed under the BTG Agreement. The pro forma adjustment reflects the combined operations in which intercompany revenues and expenses are eliminated.

(i) The costs of engineering associated with the BTG Agreement for the six months ended June 30, 1999 were $781,000 and were included in cost of language technologies and cost of consulting and services. The pro forma adjustment reflects the reclassification of these costs to research and development expense, reflecting a full year of combined operations.

(j) To reflect the amortization of goodwill associated with the BTG acquisition over an estimated useful life of 15 years.

(k) To reflect the elimination of the historical amortization of goodwill and capitalized technology costs of Dictaphone, and the amortization of the goodwill and other intangibles in connection with the Dictaphone acquisition as follows:

                                                  Year ended     Three months
                                                  December 31,  ended March 31,
                                                     1999             2000
                                                   -------           ------
    Dictaphone historical amortization:
          Goodwill                                 $ 8,646           $1,647
          Capitalized technology                     8,720            2,444
                                                   -------           ------
                                                   $17,366           $4,091
                                                   =======           ======

Pro forma amortization:
          Goodwill                                   56,116           14,029
          Customer lists                             16,513            4,128
          Tradenames                                  2,950              738
          Workforce                                   4,300            1,075
                                                    -------          -------
                                                     79,879           19,970
          Capitalized technology                     15,360            3,840
                                                    -------          -------
                                                    $95,239         $23,810
                                                    =======          =======

     The pro forma amortization has been calculated using the following estimated useful lives (in years):

       Goodwill....................................................10
       Customer lists.............................................. 8
       Tradenames..................................................10
       Workforce................................................... 5
       Capitalized technology...................................... 5

(l)  To reflect the amortization of the deferred financing costs over 5 years.

(m) To reflect the reduction in interest expense related to the Dictaphone long-term debt repaid on the date of acquisition.

(n) To reflect the increase in interest expense related to the borrowings under the Revolving Credit Facility at a 7.57% interest rate.

(o) To reflect the reduction in interest income related to cash balances utilized in funding a portion of the BTG acquisition (assuming an interest rate of 5.5%).

(p) To reflect the reduction of Dictaphone's historical amortization of deferred financing costs related to long-term debt repaid on the date of acquisition.


(q) To reflect the income tax effect of the pro forma adjustments at an effective tax rate of 40%.

(r) To reflect the reduction in stock dividends of preferred stock retired and not assumed by the Company.

(s) The following information reconciles the number of shares used to compute historical and pro forma earnings (loss) per common share:

                                                                     For the period ended
                                             ------------------------------------------------------------------
                                                      December 31, 1999                  March 31, 2000
                                               -------------------------------  --------------------------------
                                                   Basic           Diluted          Basic           Diluted
                                               --------------  ---------------  --------------  ----------------
     Lernout & Hauspie historical                 113,109,456     119,423,724      118,582,950      127,865,778
     Common shares issued in Dictaphone             9,384,198       9,384,198        9,384,198        9,384,198
      acquisition
     Elimination of Lernout & Hauspie stock
      options--antidilutive on a pro forma
      basis                                                --      (6,176,982)              --       (9,148,992)


     Elimination of Lernout & Hauspie
      warrants--antidilutive on a pro forma
      basis                                                --        (137,286)              --         (133,836)
                                                  -----------     -----------      -----------      -----------
                                                  122,493,654     122,493,654      127,967,148      127,967,148
                                                  ===========     ===========      ===========      ===========

                                       LERNOUT & HAUSPIE SPEECH PRODUCTS NV AND SUBSIDIARIES
                                     PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                                   YEAR ENDED DECEMBER 31, 1999

                                                                                           DICTAPHONE
                                                   HISTORICAL    HISTORICAL   HISTORICAL   BUSINESS TO    ADJUSTED
                                                   THE COMPANY      BTG       DICTAPHONE   BE DISPOSED   DICTAPHONE
Revenues:
     Technologies and solutions                    $    138,660   $      -    $103,772       $      -      $103,702
     Applications                                       113,693          -     205,744              -       205,744
     Consulting and services                             91,884          -           -              -             -
     Contract manufacturing sales                             -          -      44,288         44,288             -
                                                   ------------   --------    --------       --------      --------
          Total revenues                                344,237          -     353,734         44,288       309,446
                                                   ------------   --------    --------       --------      --------
Cost of revenues:
     Technologies and solutions                          19,634          -      51,936              -        51,936
     Applications                                        18,988          -      99,557              -        99,557
     Consulting and services                             55,633          -           -              -             -
     Contract manufacturing sales                             -          -      37,702         37,702             -
                                                   ------------   --------    --------       --------      --------
          Total cost of revenues                         94,255          -     189,195         37,702       151,493
Selling, general and administrative                     101,641         10     111,308            912       110,396
Research and development, net                            49,621      1,978       9,761              -         9,761
Amortization of goodwill and other
     business acquisition intangibles                    32,439          -      11,369          2,723         8,646
Amortization of deferred financing costs                      -          -           -              -             -
                                                   ------------   --------    --------       --------      --------
          Total operating expenses                      277,956      1,988     321,633         41,337       280,296
                                                   ------------   --------    --------       --------      --------
Operating income (loss)                                  66,281     (1,988)     32,101          2,951        29,150
Other expenses (income):
     Interest and other financing expenses                1,684        538      40,062          3,677        36,385
     Interest income                                     (7,949)         -           -              -             -
     Foreign exchange gains and losses, net              (2,479)         -           -              -             -
     Share in losses of unconsolidated affiliates         1,633          -           -              -             -
     Other                                                    -          -         (55)             -           (55)
                                                   ------------   --------    --------       --------      --------
          Total other expenses (income)                  (7,111)       538      40,007          3,677        36,330
                                                   ------------   --------    --------       --------      --------
Income before income taxes and minority interests        73,392     (2,526)     (7,906)          (726)       (7,180)
Provision for income taxes (benefit)                     27,150          -       1,037              -         1,037
                                                   ------------   --------    --------       --------      --------
Income before minority interests                         46,242     (2,526)     (8,943)          (726)       (8,217)
Minority interests                                        4,500          -           -              -             -
                                                   ------------   --------    --------       --------      --------
Net income (loss)                                        41,742     (2,526)     (8,943)          (726)       (8,217)
Dividends on preferred stock                                  -          -       5,815              -         5,815
                                                   ------------   --------    --------       --------      --------
Net loss applicable to common stock                $     41,742   $ (2,526)   $(14,758)      $   (726)     $(14,032)
                                                   ============   ========    ========       ========      ========
Basic net loss per common share                    $       0.37
                                                   ============
Diluted net loss per common share                  $       0.35
                                                   ============
Basic weighted average number of
    shares outstanding                              113,109,456
                                                   ============
Diluted weighted average number of
    shares outstanding                              119,423,724
                                                   ============

                                                      PRO FORMA
                                                     ADJUSTMENTS     PRO FORMA
Revenues:
     Technologies and solutions                        $      -    $    242,362
     Applications                                             -         319,437
     Consulting and services                             (1,978)h        89,906
     Contract manufacturing sales                             -               -
                                                       --------    ------------
          Total revenues                                 (1,978)        651,705
                                                       --------    ------------
Cost of revenues:
     Technologies and solutions                               -          71,570
     Applications                                             -         118,545
     Consulting and services                               (781)i        54,852
     Contract manufacturing sales                             -               -
                                                       --------    ------------
          Total cost of revenues                           (781)        244,967
Selling, general and administrative                      (8,720)k       203,327
Research and development, net                            (1,978)h        75,523
                                                         15,360 k
Amortization of goodwill and other                          781 i
     business acquisition intangibles                     2,070 j       114,388
                                                         (8,646)k
                                                         79,879 k
Amortization of deferred financing costs                    207 l
                                                           (630)p          (423)
                                                       --------    ------------
          Total operating expenses                       77,542         637,782
                                                       --------    ------------
Operating income (loss)                                 (79,520)         13,923
Other expenses (income):
     Interest and other financing expenses              (12,553)m        43,465
                                                         17,411 n
     Interest income                                      1,163 o        (6,786)
     Foreign exchange gains and losses, net                   -          (2,479)
     Share in losses of unconsolidated affiliates             -           1,633
     Other                                                    -             (55)
                                                       --------    ------------
          Total other expenses (income)                   6,021          35,778
                                                       --------    ------------
Income before income taxes and minority interests       (85,541)        (21,855)
Provision for income taxes (benefit)                     (4,470)q        23,717
                                                       --------    ------------
Income before minority interests                        (81,071)        (45,572)
Minority interests                                            -           4,500
                                                       --------    ------------
Net income (loss)                                       (81,071)        (50,072)
Dividends on preferred stock                             (5,815)r             -
                                                       --------    ------------
Net loss applicable to common stock                    $(75,256)   $    (50,072)
                                                       ========    ============
Basic net loss per common share                                    $      (0.41)
                                                                   ============
Diluted net loss per common share                                  $      (0.41)
                                                                   ============
Basic weighted average number of
    shares outstanding                                          s   122,493,654
                                                                   ============
Diluted weighted average number of
    shares outstanding                                          s   122,493,654
                                                                   ============

                                       LERNOUT & HAUSPIE SPEECH PRODUCTS NV AND SUBSIDIARIES
                                UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                                 Three months ended March 31, 2000

                                                                              DICTAPHONE
                                                   HISTORICAL    HISTORICAL   BUSINESS TO    ADJUSTED     PRO FORMA
                                                   THE COMPANY   DICTAPHONE   BE DISPOSED   DICTAPHONE   ADJUSTMENTS     PRO FORMA
Revenues:
     Technologies and solutions                    $     58,886   $ 27,552     $     -       $ 27,552      $      -    $     86,438
     Applications                                        27,993     44,552           -         44,552             -          72,545
     Consulting and services                             23,815          -           -              -             -          23,815
     Contract manufacturing sales                             -      9,154      (9,154)             -             -               -
                                                   ------------   --------     -------       --------      --------    ------------
          Total revenues                                110,694     81,258      (9,154)        72,104             -         182,798
                                                   ------------   --------     -------       --------      --------    ------------
Cost of revenues:
     Technologies and solutions                           5,530     22,933           -         22,933             -          28,463
     Applications                                         6,624     23,260           -         23,260             -          29,884
     Consulting and services                             13,694          -           -              -             -          13,694
     Contract manufacturing sales                             -      7,997      (7,997)             -             -               -
                                                   ------------   --------     -------       --------      --------    ------------
          Total cost of revenues                         25,848     54,190      (7,997)        46,193             -          72,041
Selling, general and administrative                      30,715     26,148        (169)        25,979        (2,444)k        54,250
Research and development, net                            16,279      1,777           -          1,777         3,840 k        21,896
Amortization of goodwill and other
     business acquisition intangibles                    11,130      2,209        (562)         1,647        19,970 k        31,100
                                                                                                             (1,647)k
Amortization of deferred financing costs                      -          -           -              -            52 l          (235)
                                                                                                               (287)p
                                                   ------------   --------     -------       --------      --------    ------------
          Total operating expenses                       83,972     84,324      (8,728)        75,596        19,484         179,052
                                                   ------------   --------     -------       --------      --------    ------------
Operating income (loss)                                  26,722     (3,066)       (426)        (3,492)      (19,484)          3,746
Other expenses (income):
     Interest and other financing expenses                2,151     10,494        (954)         9,540        (3,636)m        12,408
                                                                                                              4,353 n
     Interest income                                     (2,248)         -           -              -             -          (2,248)
     Foreign exchange gains and losses, net              (5,817)         -           -              -             -          (5,817)
     Share in losses of unconsolidated affiliates         3,056          -           -              -             -           3,056
     Other                                                    -       (210)          -           (210)            -            (210)
                                                   ------------   --------     -------       --------      --------    ------------
          Total other expenses (income)                  (2,858)    10,284        (954)         9,330           717           7,189
                                                   ------------   --------     -------       --------      --------    ------------
Income before income taxes and minority interests        29,580    (13,350)        528        (12,822)      (20,201)         (3,443)
Provision for income taxes (benefit)                     12,123          5           -              5        (1,001)q        11,127
                                                   ------------   --------     -------       --------      --------    ------------
Income before minority interests                         17,457    (13,355)        528        (12,827)      (19,200)        (14,570)
Minority interests                                        1,010          -           -              -             -           1,010
                                                   ------------   --------     -------       --------      --------    ------------
Net income (loss)                                        16,447    (13,355)        528        (12,827)      (19,200)        (15,580)
Dividends on preferred stock                                  -      1,649           -          1,649        (1,649)r             -
                                                   ------------   --------     -------       --------      --------    ------------
Net loss applicable to common stock                $     16,447   $(15,004)    $   528       $(14,476)     $(17,551)   $    (15,580)
                                                   ============   ========     =======       ========      ========    ============
Basic net loss per common share                    $       0.14                                                        $      (0.12)
                                                   ============                                                        ============
Diluted net loss per common share                  $       0.13                                                        $      (0.12)
                                                   ============                                                        ============
Basic weighted average number of
    shares outstanding                              118,582,950                                                     s   127,967,148
                                                   ============                                                        ============
Diluted weighted average number of
    shares outstanding                               127,865,778                                                    s   127,967,148
                                                   ============                                                        ============

                                       LERNOUT & HAUSPIE SPEECH PRODUCTS NV AND SUBSIDIARIES
                                     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                       As of March 31, 2000

                                                   HISTORICAL    HISTORICAL     PRO FORMA
                                                   THE COMPANY   DICTAPHONE    ADJUSTMENTS     PRO FORMA
                                                   ------------------------------------------------------
                                                                   (IN THOUSANDS)
ASSETS:
Current Assets
   Cash and cash equivalents                       $    178,850   $  5,002      $  10,222 c  $    194,074
   Accounts receivable                                  129,803    100,242         (5,357)g       224,688
   Inventory                                              5,085     39,470        (20,283)g        24,272
   Prepaid expenses and other current assets             19,895      6,321         (2,124)e        24,080
                                                                                      (12)g
   Assets to be disposed                                      -          -         31,028 g        31,028
                                                   ------------   --------      ---------    ------------
          Total current assets                          333,633    151,035         13,474         498,142
                                                   ------------   --------      ---------    ------------
Deferred tax assets                                       7,435     40,220        (40,220)e         7,435
Property and equipment, net                              36,870     38,888         (6,177)g        69,581
Deferred financing costs, net                                 -      7,538          1,435 d         6,773
                                                                                   (2,200)e
Goodwill and other intangibles, net                     417,340    192,489       (192,489)e     1,161,608
                                                                                  744,268 b
Software development costs, net                           8,054     16,755        (16,755)e        84,854
                                                                                   76,800 b
Other noncurrent assets                                  25 872      1,604          1,676 e        29,152
                                                   ------------   --------      ---------    ------------
                                                   $    829,204   $448,529      $ 579,812    $  1,857,545
                                                   ============   ========      =========    ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Notes payable                                   $     14,454   $      -      $ 230,000 c  $    244,454
   Current portion of long-term debt                      8,208        788           (628)c         8,368
   Accounts payable                                      21,803     11,251         (2,319)g        30,735
   Accrued expenses                                      65,962     24,584         12,407 a       161,997
                                                                                     (247)c
                                                                                    1,435 d
                                                                                    4,925 a
                                                                                   (3,694)g
                                                                                   56,625 f
   Deferred revenue                                       8,315     56,625        (56,625)f         8,315
                                                   ------------   --------      ---------    ------------
          Total current liabilities                     118,742     93,248        241,879         453,869
                                                   ------------   --------      ---------    ------------
Long-term debt, less current portion                     18,120    363,965       (163,878)c       218,207
Other noncurrent liabilities                                  -     22,376        (18,694)e         3,682
                                                   ------------   --------      ---------    ------------
          Total Liabilities                             136,862    479,589         59,307         675,758
                                                   ------------   --------      ---------    ------------
Minority interests                                          183          -               -            183
Company-obligated mandatorily redeemable
   security of subsidiary trust holding solely
   parent convertible subordinated debentures           130,997          -               -        130,997
14% PIK preferred stock, at liquidation value                 -     28,404        (28,404)c            -
12% PIK preferred stock, at liquidation value                 -     22,975        (22,975)b            -
Shareholders' equity (deficit)                          561,162    (82,439)       489,445 a    1,050,607
                                                                                   82,439 b
                                                   ------------   --------      ---------   ------------
                                                   $    829,204   $448,529       $579,812   $  1,857,545
                                                   ============   ========      =========   ============

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